Exhibit 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  Oliver T. Carr, Jr.
                                       ----------------------------------
                                       Print Name:  Oliver T. Carr, Jr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  William D. Sanders
                                       ---------------------------------
                                       Print Name:  William D. Sanders

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  Robert O. Carr
                                       ------------------------------
                                       Print Name:  Robert O. Carr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                         /s/  Caroline McBride
                                         -------------------------------
                                         Print Name:  Caroline McBride

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/ J. Marshall Peck
                                       --------------------------------
                                       Print Name:  J. Marshall Peck

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                        /s/  Anthony R. Manno, Jr.
                                        ------------------------------------
                                        Print Name:  Anthony R. Manno, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                        /s/  Thomas A. Carr
                                        -------------------------------
                                        Print Name:  Thomas A. Carr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  David Bonderman
                                       -----------------------------
                                       Print Name:  David Bonderman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/ Andrew F. Brimmer
                                       -------------------------------
                                       Print Name:  Andrew F. Brimmer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  Wesley S. Williams, Jr.
                                       -------------------------------------
                                       Print Name:  Wesley S. Williams, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Thomas A. Carr, Brian K. Fields and Andrea F. Bradley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, to execute and deliver in the undersigned's name and on the undersigned's behalf a Registration Statement on Form S-3, any additional registration statement relating to the foregoing and filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and to execute, deliver and file any other documents and instruments in the undersigned's name or on the undersigned's behalf which said attorneys-in-fact and agents, or either of them, may determine to be necessary or advisable to comply with the Act and any rules or regulations promulgated thereunder, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue of the power of attorney granted hereby.

DATED:   January 27, 1997


                                       /s/  George R. Puskar
                                       -------------------------------
                                       Print Name:  George R. Puskar